[The American Funds Group(r)]
INTERMEDIATE BOND FUND OF AMERICA
Annual Report for the Year Ended August 31, 1999

[graphic: 99]
[photo:  meeting]

INTERMEDIATE BOND FUND OF AMERICA is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

INTERMEDIATE BOND FUND OF AMERICA(R) seeks to earn current income, consistent with preservation of capital, by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's or Moody's Investors Service) or equivalent unrated securities.

THESE INVESTMENTS INCLUDE:

* U.S. GOVERNMENT AND FEDERAL AGENCY SECURITIES

* PASS-THROUGH SECURITIES, SUCH AS MORTGAGE- AND ASSET-BACKED SECURITIES

* HIGH-QUALITY CORPORATE OBLIGATIONS

In pursuing its objective, the fund takes a middle course, seeking a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).

AVERAGE ANNUAL COMPOUND RETURNS*

                       Periods ended

                       8/31/99             9/30/99



Ten Years              +6.31%              +6.36%

Five Years             +4.94               +5.35

One Year               -3.31               -3.71




*Assumes reinvestment of all distributions and payment of the maximum 4.75% sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

Unlike the results above, fund results in this report were computed without a sales charge. The fund's 30-day yield as of September 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 5.83%. The fund's distribution rate as of that date was 5.25%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY.

[photo:  person looking at statistical reports]

FELLOW SHAREHOLDERS:

Last year at this time, global financial markets were in turmoil and nervous investors were rushing into U.S. dollar-denominated bonds in search of stability. Now, 12 months later, many of those investors have returned to the very assets they fled. In the interim, strength in the U.S. economy led the Federal Reserve Board to raise interest rates twice after lowering them three times in late 1998. In such an environment, U.S. Treasury securities are down sharply from last year. So, too, are most other sectors of the bond market, though to a lesser extent.

This has not been a friendly environment for bond investors, and the market price of many of the bonds held in Intermediate Bond Fund of America suffered during the period. The fund's net asset value declined 4.1% - from $13.56 per share last year to $13.01 at August 31, the end of the most recent fiscal year. For shareholders who reinvested their monthly dividends, the fund's 5.8% income return more than offset the drop in share price, producing a positive 1.5% total return for the year.

During the same period, the average return of the 100 Short-Intermediate Investment Grade Debt Funds tracked by Lipper, Inc., was 2.0% with dividends reinvested, while the unmanaged Salomon Smith Barney Broad Investment-Grade Medium Term Index posted a 2.1% total return for the year. The important distinction between your fund and the index is quality: The index contains lower-rated securities, which generally provide higher yields.

AN ABOUT-FACE FOR BONDS

The fund's fiscal year began last September amid a global financial crisis, when U.S. Treasury securities looked to be a relatively safe haven and investor demand for them was unusually strong. By October, yields on Treasury bonds had fallen to their lowest levels in nearly 30 years, and prices rose sharply as a result. Stocks and most other sectors of the bond market suffered.

Late in the year, that trend began reversing itself when investors cautiously returned to stocks. Investors were also enticed by lower rated bonds, which offer more attractive yields. As 1999 progressed, strong economic data rekindled fears of inflation and spurred the Federal Reserve Board to twice increase short-term interest rates, in June and August. In anticipation of the Fed's rate hikes, prices for existing government bonds and most other types of fixed-income securities fell. Yields on 10-year Treasury bonds reached 6.1% in August, up from 5.3% a year earlier. The consequent drop in prices dealt 10-year Treasuries a -5.0% total return over the period.

THE BENEFITS OF DIVERSIFICATION

The broad weakness in the bond market left few places to hide during the fiscal year. Nonetheless, the investment professionals who manage Intermediate Bond Fund of America keep the portfolio well-diversified in an effort to reduce the impact of market declines on overall returns.

Fiscal 1999 provided another example of the benefits of diversification. Declines in U.S. Treasuries were offset by investments in mortgage-backed and asset-backed securities, which held up better during the year. As of August 31, the fund was 77% invested in U.S. government/agency and AAA-rated securities. Securities backed by mortgages accounted for more than 45% of the fund's portfolio: Nearly 23% consists of mortgages sponsored by federal agencies and 16% is in securities backed by commercial mortgages. We have reduced our Treasury position slightly, having found better values among corporate and asset-backed issues, both of which now account for a larger share of the portfolio.

LOOKING AHEAD

[photo: meeting]

The U.S. economic expansion is now continuing into its ninth year. Consumer demand has been robust, fueled by low unemployment and a rising stock market. And though wages and the prices of raw materials have increased recently, overall inflation remains subdued.

In an environment in which investor uncertainty may translate into marked volatility in financial markets, your fund's emphasis on extensive research to select quality bonds with relatively short maturities should provide a solid anchor for your long-term financial objectives.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/John H. Smet
Paul G. Haaga, Jr.       John H. Smet
Chairman of the Board    President

October 18, 1999

[Begin Sidebar]
Results:
How a $10,000 investment in the fund has grown
[begin mountain chart]

Year         Intermediate Bond       Salomon Brothers Broad          Consumer

Ended        Fund of America         Investment-Grade Medium         Price

August       with dividends          Term Index with interest        Index*

31           reinvested              compounded

2/19/88      $9,525                  $10,000                         $10,000

1988#        9,613                   10,062                          10,259

1989         10,478                  11,233                          10,741

1990         11,152                  12,207                          11,345

1991         12,460                  13,872                          11,776

1992         14,054                  15,675                          12,147

1993         15,452                  17,027                          12,483

1994         15,174                  17,026                          12,845

1995         16,439                  18,732                          13,181

1996         17,199                  19,605                          13,560

1997         18,545                  21,403                          13,862

1998         19,969                  23,291                          14,086

1999         20,277                  23,781                          14,405


[end mountain chart]
Year ended August 31

$23,781 Salomon Smith Barney Broad
Investment-Grade Medium Term Index/1/
with interest compounded

$20,277 Intermediate Bond Fund of America with dividends reinvested

$14,405 Consumer Price Index/2/

*From inception, February 19, 1988, through August 31, 1988.

/1/The index is unmanaged, and does not reflect sales charges, commissions or expenses.
/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

The fund results in this chart reflect payment of the maximum sales charge of 4.75% on the initial $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.
[End Sidebar]

[begin pie chart]
Intermediate Bond Fund of America
August 31, 1999
[S]                                       [C]
Portfolio Composition

Federal Agency Mortgage-Backed              23%
U.S. Government/Agency (Non-Mortgage)       19%
Asset-Backed                                17%
Commercial Mortgage-Backed                  16%
Corporate Bonds                             13%
Other Mortgage-Backed                        7%
Governments(Excluding U.S. Government)
and Development Authorities                  1%
Taxable Municipal Bonds                      1%
Cash & Equivalents                           3%
[end pie chart]

Intermediate Bond Fund of America
Investment Portfolio, August 31, 1999

                                                                  Principa   Market   Percent
                                                                   Amount     Value    Of Net
Bonds & Notes                                                        (000)     (000)   Assets
--------------------------------------------                      -------- --------  --------


FEDERAL AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS (1)
-21.05%
Fannie Mae:
5.769% 2033 (2)                                                    $10,177 $    9,954
6.00% 2013                                                          13,167     12,529
6.50% 2013-2029                                                      9,881      9,525
7.00% 2008-2028                                                     14,558     14,363
7.50% 2009-2030                                                     13,152     13,184
8.00% 2002-2028                                                      1,981      2,013
8.282% 2002 (2)                                                      7,026      7,090
8.50% 2008-2027                                                      6,421      6,635
9.00% 2001-2022                                                      7,024      7,356
9.50% 2009-2022                                                      4,513      4,783
10.00% 2017-2025                                                    10,870     11,750
10.50% 2004-2020                                                       797        863
11.00% 2000-2020                                                     1,937      2,132
12.00% 2015-2019                                                     9,442     10,681
12.25% 2012-2013                                                     1,414      1,586
12.50% 2016-2029                                                     3,023      3,431
13.00% 2015-2028                                                     2,416      2,795
15.00% 2028                                                            896      1,06    7.91%
Fannie Mae/Government National Mortgage Assn.:
11.00% 2029                                                            728        806
11.50% 2029                                                            218        243
12.50% 2029                                                          2,110      2,394
15.00% 2029                                                            478        58       .28
Fannie Mae Grantor Trust, Series 1999-T2, Class A1,                  6,569      6,55       .43
 7.50% 2039
Freddie Mac:
6.00% 2014-2029                                                     15,805     14,960
6.50% 2014                                                          24,800     24,096
7.00% 2008                                                           2,094      2,085
8.00% 2003-2017                                                     13,140     13,460
8.50% 2008-2027                                                      6,162      6,373
8.75% 2008-2009                                                        582        596
9.00% 2028                                                           1,458      1,521
9.50% 2010-2013                                                        784        818
10.00% 2005-2019                                                     9,442     10,053
11.00% 2018                                                             46         51
12.00% 2016                                                            107        119
12.50% 2015-2019                                                       723        818
12.75% 2019                                                             28         3      4.88
Government National Mortgage Association:
6.00% 2013-2029                                                      5,404      5,113
6.50% 2013-2029                                                     23,411     22,357
7.00% 2007-2029                                                     14,814     14,425
7.50% 2022-2028                                                     19,156     19,011
8.00% 2023-2027                                                     21,078     21,344
8.50% 2007-2023                                                      9,652     10,008
9.00% 2008-2025                                                      6,387      6,720
9.50% 2009-2021                                                     10,994     11,737
10.00% 2019                                                          4,522      4,940
10.25% 2012                                                            195        209
10.50% 2019                                                             50         5      7.55
                                                                           -------------------
                                                                              323,21     21.05
                                                                           -------------------


FEDERAL AGENCY COLLATERALIZED MORTGAGE OBLIGATONS (1)
-1.71%
Fannie Mae:
Series 91-50, Class H, 7.75% 2006                                    7,000      7,085
Series 91-146, Class Z, 8.00% 2006                                   1,998      2,046
Trust D2, 11.00% 2009                                                2,144      2,315
Series 88-16, Class B, 9.50% 2018                                      309        328
Series 90-93, Class G, 5.50% 2020                                    1,610      1,530
Series 1991-78, Class PK, 8.50% 2020                                   233        232
Series 90-21, Class Z, 9.00% 2020                                    9,195      9,46      1.50
Freddie Mac:
Series 83-B, Class 3, 12.50% 2013                                       70         77
Series 1567, Class A, 5.526% 2023 (2)                                1,565      1,524
Series 2030, Class F, 5.768% 2028 (2)                                1,565      1,57       .21
                                                                           -------------------
                                                                               26,17      1.71
                                                                           -------------------
FEDERAL AGENCY OBLIGATIONS - NON-MORTGAGE  -  3.86%
Fannie Mae Notes:
4.75% 2003                                                           3,000      2,809
5.625% 2004                                                          9,000      8,651
6.00% 2008                                                          10,650     10,043
5.25% 2009                                                          10,000      8,89      1.98
FHLB Bonds, 5.625% 2001                                              3,000      2,97      1.19
Freddie Mac Notes:
5.125% 2003                                                          5,750      5,476
5.75% 2003                                                             500        488
5.125% 2008                                                         22,605     19,91      1.69
                                                                           -------------------
                                                                               59,25      3.86
                                                                           -------------------


U.S. TREASURY OBLIGATIONS  -  15.11%
6.375% January 2000                                                 12,500     12,541
13.375% August 2001                                                 16,750     19,050
10.75% February 2003                                                 5,000      5,722
10.75% May 2003                                                     10,500     12,135
5.75% August 2003                                                    1,760      1,748
11.125% August 2003                                                 12,500     14,678
7.25% May 2004                                                      37,146     39,015
7.25% August 2004                                                   13,250     13,939
7.875% November 2004                                                 4,245      4,581
11.625% November 2004                                               35,500     44,026
7.50% February 2005                                                  3,500      3,724
7.25% February 2007                                                 30,250     30,349
6.125% August 2007                                                  19,005     18,943
10.375% November 2009                                                5,000      5,881
7.125% February 2023                                                 5,250      5,68     15.11
                                                                           -------------------
                                                                              232,01     15.11
                                                                           -------------------


ASSET BACKED OBLIGATIONS (1) -  17.33%
Case Equipment Loan Trust, Series 1999-A,                            7,139      7,05       .46
 Class B, 5.90% 2005
Chase Manhattan Credit Card Master Trust,                            8,750      8,60       .56
 Series 1997-5, Class A, 6.194% 2005
ComEd Transitional Funding Trust, Transitional
 Funding Trust Note:
Series 1998, Class A-4, 5.39% 2005                                   2,000      1,920
Series 1998, Class A-5, 5.44% 2007                                   9,000      8,50       .68
EquiCredit Funding, Series 1996-A, Class A2,                         1,369      1,37       .09
 6.95% 2012
First Consumer Master Trust:
Series 1999-A, Class A, 5.80% 2005 (3)                               8,000      7,647
Series 1999-A, Class B, 6.28% 2005 (3)                               9,000      8,54      1.06
FIRSTPLUS Home Loan Owner Trust:
Series 1997-1, Class A3, 6.45% 2009                                    391        390
Series 1997-4, Class A5, 6.62% 2015                                  6,200      6,08       .42
Green Tree Financial Corp., pass-through certificates:
Series 1998-2, Class A5, 6.24% 2016                                  3,500      3,43      3.00
Series 1993-3, Class A5,  5.75% 2018                                 5,632      5,609
Series 1995-9, Class A4, 6.45% 2027                                  3,593      3,592
Series 1996-8, Class A4, 7.00% 2027                                  4,052      4,059
Series 1996-10, Class A4, 6.42% 2028                                 3,489      3,490
Series 1996-10, Class A5, 6.83% 2028                                14,000     13,742
Series 1997-6, Class A5, 6.68% 2029                                  5,000      4,995
Series 1997-6, Class A6, 6.90% 2029                                  3,000      2,987
Series 1997-6, Class A7, 7.14% 2029                                  4,250      4,214
Green Tree Home Improvement Loan Trust:
Series 1997-D, Class HIA3, 6.77% 2023                                5,000      4,997
Series 1997-C, Class HIA2, 6.46% 2028                                   51         5       .33
Green Tree Recreational, Equipment & Consumer Trust,                 8,000      7,93       .52
 Series 1999-A, Class A6, 6.84% 2029
Greenpoint Manufactured Housing, Series 1999-2,                      4,250      4,16       .27
 Class A2, 5.84% 2030
Health Care Securitization Program, Series 1999-3,                  18,750     18,56      1.21
 Class A, 7.05% 2003 (3)
Honda Auto Lease Trust, Asset Backed Notes, Series                   5,000      4,97       .32
 1999-A, Class C, 6.90% 2005
LML Auto Lease Securitization, Series 1999-A,                       17,738     17,59      1.15
 Class A, 6.45% 2004 (3)
Mission State Fund, LLC, Class A1 6.19% 07-15-03 (3)                 5,875      5,79       .38
The Money Store Home Equity Trust:
Series 1996-B, Class A14, 7.35% 2012                                 5,000      4,994
Series 1994-D, Class A5, 8.925% 2022                                 9,621      9,90       .97
Nebhelp Trust, Student Loan Interest Margin Securities,             18,577     18,34      1.20
 Series 1998-1, Class A, 6.68% 2016 (3)
PECO Energy Co., Series 1999-A, Class A2, 5.63% 2005                 2,500      2,42       .16
PP&L Transition Bond Co. LLC:
Series 1999-1, Class A5, 6.83% 2007                                 11,250     11,211
Series 1999-1, Class A8, 7.15% 2009                                 23,000     22,88      2.22
Puerto Rico Public Financing Corp., Series 1, Class A,              17,969     17,44      1.14
 6.15% 2008
Rental Car Finance Corp., Series 1999-1, Class C,                    2,000      1,89       .12
 6.50% 2007 (3)
Student Loan Funding LLC, Series 1998-B, Class B3,                  13,500     12,72       .83
 6.25% 2019 (3)
Triad Auto Receivables Owner Trust, Series 1999-1,                   4,000      3,93       .26
 Class A2, 6.09% 2005
                                                                           -------------------
                                                                              266,08     17.33
                                                                           -------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES (1) -   15.96%
Asset Securitization Corp., Series 1997-D5,                        171,754     15,61      1.02
 Class A-PS1, interest only, 1.59% 2043 (2),(4)
Bear Stearns Commercial Mortgage Securities Inc.:
Series 1998-C1, Class A1, 6.34% 2030                                 5,499      5,323
Series 1999-C1, Class X, interest only, 2031 (2)                    92,865      6,31       .76
Chase Commercial Mortgage Securities Corp.:
Series 1996-1, Class A1, 7.60% 2005                                  1,620      1,651
Series 1997-1, Class A1, 7.27% 2029 (4)                              3,200      3,230
Series 1998-1, Class A1, 6.34% 2030                                  6,419      6,253
Series 1998-2, Class A2, 6.39% 2030 (4)                             26,000     24,39      2.31
Commercial Mortgage Acceptance Corp.:
Series 1998-C1, Class A1, 6.23% 2007                                 2,317      2,24       .41
Series 1998-C2, Class A1, 5.80% 2030 (4)                             4,199      4,046
CS First Boston Mortgage Securities Corp.,                          12,744     12,34       .80
 Series 1998-C1, Class A1A, 6.26% 2040
Deutsche Mortgage & Asset Receiving Corp.,                          12,909     12,35       .80
 Series 1998-C1, Class A1,  6.22% 2031
DLJ Mortgage Acceptance Corp.:
Series 1997-CF1, Class A1A, 7.40% 2006 (3)                           6,022      6,071
Series 1995-CF2, Class A1B, 6.85% 2027 (3)                          10,000      9,931
Series 1996-CF1, Class A1A, 7.28% 2028                               2,190      2,200
Series 1998-CF2, Class A1B, 6.24% 2031                               7,250      6,739
Series 1998-CF2, Class A3, 6.65% 2031                                5,250      4,873
Series 1998-CF2, Class A4, 6.90% 2031                                3,250      3,02      2.14
Freddie Mac Loan Receivables Trust, Series 1998-A,                   8,000      7,47       .49
 Class A3, 6.69% 2020 (3)
GMAC Commercial Mortgage Securities, Inc.,                          13,955     13,94       .91
 Series 1996-C1, Class A2A, 6.79% 2028
GS Mortgage Securities Corp. II, Series 1999-GSFL II,               10,000      9,97       .65
 Class D, 6.257% 2027 (2),(3),(4)
J.P. Morgan Commercial Mortgage Finance Corp.:
Series 1995-C1, Class A2, 7.416% 2010 (2)                           18,155     18,153
Series 1997-C4, Class A1, 6.939% 2028                                  127        12      1.19
LB Commerical Mortgage Trust, Series 1998-C1,                        1,563      1,52       .10
 Class A1, 6.33% 2030
Merrill Lynch Mortgage Investors, Inc.:
Series 1995-C2, Class A1, 7.129% 2021 (2)                            2,983      2,979
Series 1995-C3, Class A2, 6.819% 2025 (2)                            5,180      5,132
Series 1995-C3, Class A3, 7.059% 2025 (2)                            1,500      1,483
Series 1997-C1, Class A1, 6.95% 2029 (2)                            12,648     12,658
Series 1998-C3, Class A1, 5.65% 2030                                 6,235      5,90      1.83
Mortgage Capital Funding, Inc., Series 1998-MC1,                    12,871     12,53       .82
 Class A1 6.417% 2030
Nomura Asset Securities Corp., Series 1998-D6,                       8,995      8,74       .57
 Class AA1, 6.28% 2030 (2)
Prudential Securities Secured Financing Corp.,                       2,000      1,85       .12
 Series 1999-NRF1, Class C, 6.746% 2009
Security National Mortgage Loan Trust, Series 1999-1,                7,619      7,56       .49
 Class B, 9.858% 2030 (3)
SMA Finance Co., Inc., Series 1998-C1, Class A1,                     8,493      8,30       .54
 6.27% 2032 (3)
                                                                           -------------------
                                                                              244,95     15.96
                                                                           -------------------


COLLATERALIZED MORTGAGE OBLIGATIONS
 (PRIVATELY ORIGINATED)(1) - 6.65%
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,                  1,801      1,80       .12
 7.25% 2024
First Nationwide, Series 1999-2, Class 1PA1, 6.50% 2029              7,002      6,67       .44
Morgan Stanley Capital I Inc.:
Series 1995-GA1, Class A1, 7.00% 2002 (3)                            1,725      1,731
Series 1998-HF1, Class A1, 6.19% 2007 (2)                            7,014      6,753
Series 1998-HF2, Class A1, 6.01% 2030                                4,750      4,541
Series 1998-WF1, Class A1, 6.25% 2030                               12,133     11,696
Series 1998-WF2, Class A1, 6.34% 2030 (2)                            6,487      6,260
Series 1998-HF2, Class A2, 6.48% 2030                                6,000      5,685
Series 1999-FNV1, Class D, 7.03% 2032                                4,000      3,76      2.63
Paine Webber CMO, Series O, Class 5, 9.50% 2019                      2,566      2,68       .17
Residential Accredit Loans, Inc., Series 1997-QS12,                  3,000      2,97       .19
 Class A4,  6.875% 2027 (2)
Residential Funding Mortgage Securities I, Inc.,                     1,981      1,84       .12
 Series 1998-S17, Class M1, 6.75% 2028
Structured Asset Securities Corp.:
Series 1998-RF2, Class A, 8.582% 2022 (2),(3)                       15,308     15,413
Series 1998-RF1, Class A,  8.694% 2027 (2),(3)                      17,168     17,474
Series 1999-BC1, Class M2, 6.464% 2029 (2)                           7,500      7,51      2.63
Structured Asset Notes Transaction, Ltd.,                            5,435      5,39       .35
 Series 1996-A, Class A1, 7.156% 2003 (3)
                                                                           -------------------
                                                                              102,21      6.65
                                                                           -------------------
FINANCIAL SERVICES  -  5.78%
ABN AMRO Bank N.V. 7.55% 2006                                        3,000      3,04       .20
Associates Corp. of North America 6.45% 2001                         7,000      6,97       .45
BankAmerica Corp.:
6.65% 2001                                                           3,000      3,005
5.875% 2009                                                          3,175      2,81       .38
Barclays North American Capital Corp. 9.75% 2021                     7,230      7,80       .51
Beverly Finance Corp. 8.36% 2004 (3)                                10,000     10,30       .67
DBS Bank Ltd. 7.875% 2009 (3)                                        3,000      2,97       .19
Ford Motor Credit Co.:
5.75% 2004                                                           9,000      8,552
6.70% 2004                                                           7,375      7,25      1.03
General Electric Capital Corp. 8.375% 2001                           1,500      1,54       .10
General Motors Acceptance Corp.:
6.75% 2002                                                           3,000      2,995
6.85% 2004                                                          12,000     11,89       .97
Household Finance Corp. 6.00% 2004                                   4,000      3,81       .25
Ikon Capital Inc. 6.33% 2000                                         2,500      2,50       .16
Lend Lease (US) Finance Inc. 6.75% 2005                              5,000      4,84       .32
NationsBank Corp. 6.125% 2004                                        3,000      2,88       .19
Toyota Credit Canada 6.625% 2002                                     3,000      3,00       .20
Toyota Motor Credit Corp. 6.125% 2000                                2,495      2,49       .16
                                                                           -------------------
                                                                               88,70      5.78
                                                                           -------------------
INDUSTRIAL & SERVICE -  3.70%
Carnival Corp. 7.70% 2004                                            2,000      2,04       .14
Cox Radio, Inc. 6.375% 2005                                          3,500      3,30       .22
McKesson Corp. 6.30% 2005                                            2,000      1,78       .12
McKesson Finance of Canada 6.55% 2002 (3)                            3,200      3,07       .20
Oil Enterprises Ltd. 6.239% 2008 (3)                                 9,652      9,24       .60
Pacificorp Australia LLC  6.15% 2008 (3)                            10,000      9,09       .59
Pemex Finance Ltd. 5.72% 2003 (3)                                    5,000      4,89       .32
Philip Morris Companies Inc. 8.250% 2003                             1,500      1,55       .10
R.P. Scherer International Corp. 6.75% 2004                          4,325      4,24       .28
Sears Roebuck Acceptance Corp. 6.90% 2003                            3,000      3,00       .20
Sears Roebuck and Co. 8.51% 2001                                     1,000      1,03       .07
Sony Corp. 6.125% 2003                                               8,500      8,36       .54
Sotheby's Holdings, Inc. 6.875% 2009                                 1,000        91       .06
Wal-Mart Stores, Inc. 5.65% 2000                                     4,000      3,99       .26
                                                                           -------------------
                                                                               56,56      3.70
                                                                           -------------------



TRANSPORTATION  -  2.53%
Continental Airlines:
Series 1998-3, Class C1, 7.08% 2004                                  6,999      6,642
Series 1999-2, Class C2, 7.434% 2004 (1),(2)                         4,000      3,976
Series 1998-2, Class A, 6.41% 2007                                  18,780     18,043
Series 1996-2, Class A, 7.75% 2016 (1),(4)                           1,256      1,23      1.95
Jet Equipment Trust, Series 1995-B, Class A,                         9,003      8,89       .58
 7.63% 2015 (2012) (1),(3),(4)
                                                                           -------------------
                                                                               38,79      2.53
                                                                           -------------------


UTILITIES  -  1.07%
AT&T Corp. 5.625% 2004                                               3,000      2,86       .19
National Rural Utilities Cooperative Finance Corp.:
5.30% 2003                                                           3,205      3,03       .50
5.50% 2005                                                           5,000      4,690
Texas Utilities Co., Series A, 6.20% 2002                            6,000      5,89       .38
                                                                           -------------------
                                                                               16,48      1.07
                                                                           -------------------



GOVERNMENTS (EXCLUDING U.S.) & GOVERNMENT AUTHORITIES
-0.97%
Canadian Government 6.125% 2002                                      2,000      1,98       .13
KfW International Finance Inc. 7.625% 2004                           2,500      2,58       .17
Ontario (Province of):
7.75% 2002                                                           4,000      4,109
7.375% 2003                                                          2,500      2,55       .43
Victoria (Territory of) Public Authorities Finance                   3,500      3,63       .24
 Agency, 8.45% 2001
                                                                           -------------------
                                                                               14,86       .97
                                                                           -------------------


TAXABLE MUNICIPAL BONDS -  0.68%
California Maritime Infrastructure Authority                        11,000     10,48       .68
 6.63% 2009 (3)
                                                                           -------------------
                                                                               10,48       .68

DEVELOPMENT AUTHORITIES  -  0.19%
Corporacion Andina de Fomento 7.75% 2004                             3,000      2,96       .19
                                                                           -------------------
                                                                                2,96       .19
                                                                           -------------------
TOTAL BONDS & NOTES (cost: $1,522,929,000)                                  1,482,77     96.59

Short-Term Securities
--------------------------------------------

COMMERCIAL PAPER  -  2.68%
Associates Corp. of North America 5.53% due 9/1/99                  21,360     21,35      1.39
Pfizer Inc. 5.18% due 9/17/99                                        9,800      9,77       .64
President and Fellows of Harvard College:
5.20% due 9/13/99                                                    6,000      5,989
5.20% due 9/16/99                                                    4,000      3,99       .65
                                                                           -------------------
Total Short-Term Securities (cost: $41,113,000)                                41,11      2.68
                                                                           -------------------
Total Investment Securities (cost: $1,564,042,000)                          1,523,89     99.27

                                                                           -------------------
Excess of cash and receivables over payables                                   11,25       .73
                                                                           --------- ----------
NET ASSETS                                                                  1,535,14   100.00%
                                                                           ========= ==========
(1)Pass-through securies backed by a pool of
mortgages or other loans on which principal
payments are periodically made.  Therefore, the
effective maturities are shorter than the stated maturities.

(2)Coupon rate may change periodically.

(3) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to the public may require registration.

(4) Valued in the market on the basis of its effective maturity - that is, the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Effective maturity date is shown in parentheses.



See Notes to Financial Statements


Intermediate Bond Fund of America
Financial Statements
----------------------------------------                       ------------ -----------
Statement of Assets and Liabilities
at August 31, 1999                                              (dollars in  thousands)
----------------------------------------                       ------------ -----------
Assets:
Investment securities at market
 (cost:  $1,564,042)                                                         $1,523,890
Cash                                                                                145
Receivables for-
 Sales of investments                                                 $ 746
 Sales of fund's shares                                               5,009
 Accrued interest                                                    13,346      19,101
                                                               ------------ -----------
                                                                              1,543,136
Liabilities:
Payables for-
 Purchases of investments                                             2,175
 Repurchases of fund's shares                                         3,840
 Dividends payable                                                      683
 Management services                                                    495
 Other                                                                  799       7,992
                                                               ------------ -----------
Net Assets at August 31, 1999
Equivalent to $13.01 per share on 117,982,506 shares
 of beneficial interest issued and outstanding;
 unlimited shares authorized                                                 $1,535,144
                                                                              =========

Statement of Operations
for the year ended August 31, 1999                              (dollars in  thousands)
                                                               ------------ -----------
Investment Income:
Income:
 Interest                                                                     $ 100,232

Expenses:
 Management services fee                                            $ 5,863
 Distribution expenses                                                4,671
 Transfer agent fee                                                     961
 Reports to shareholders                                                110
 Registration statement and prospectus                                  132
 Postage, stationery and supplies                                       182
 Trustees' fees                                                          26
 Auditing and legal fees                                                 45
 Custodian fee                                                           30
 Taxes other than federal income tax                                     17
 Other expenses                                                          51
                                                               ------------
  Total expenses before reimbursement                                12,088
 Reimbursement of expenses                                              471      11,617
 Net investment income                                         ------------ -----------
                                                                                 88,615
Realized Loss and Unrealized Depreciation                                   -----------
 on Investments:
Net realized loss                                                                (4,010)
Net unrealized depreciation on investments:
 Beginning of year                                                   20,879
 End of year                                                        (40,152)
                                                               ------------
  Net unrealized depreciation on investments                                    (61,031)
                                                                            -----------
 Net realized loss and unrealized depreciation
  on investments                                                                (65,041)
                                                                            -----------
Net Increase in Net Assets Resulting
 from Operations                                                                $23,574
                                                                            ===========

Statement of Changes in Net Assets                              (dollars in  thousands)
----------------------------------------                     --------------------------
                                                             For year ended For year ended
                                                                  August 31   August 31
                                                                       1999        1998
Operations:                                                  --------------- ----------
Net investment income                                            $   88,615  $   82,968
Net realized gain (loss) on investments                              (4,010)      2,961
Net unrealized appreciation (depreciation) on investments           (61,031)     14,795
                                                             --------------------------
 Net increase in net assets
  resulting from operations                                          23,574     100,724
                                                             --------------------------


 Dividends Paid From Net Investment Income                          (88,570)    (86,313)
                                                             --------------------------
Capital Share Transactions:
Proceeds from shares sold:
 60,775,441 and 49,876,745 shares, respectively                     815,044     672,768
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 5,369,952 and 4,954,203 shares,
 respectively                                                        71,711      66,762
Cost of shares repurchased: 55,761,176 and
 46,961,620 shares, respectively                                   (745,398)   (633,193)
                                                             --------------------------
 Net increase in net assets resulting
  from capital share transactions                                   141,357     106,337
                                                             --------------------------
Total Increase in Net Assets                                         76,361     120,748

Net Assets:
Beginning of year                                                 1,458,783   1,338,035
                                                             --------------------------
End of year (including undistributed
 net investment income of $572 and
 $527, respectively)                                             $1,535,144  $1,458,783
                                                              =============   =========


See Notes to Financial Statements


               Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of August 31, 1999, net unrealized depreciation on investments for book and federal income tax purposes aggregated $40,152,000, of which $4,058,000 related to appreciated securities and $44,209,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the year ended August 31, 1999. During the year ended August 31, 1999, the fund realized, on a tax basis, a net capital loss of $4,010,000 on securities transactions. The fund had available at August 31, 1999 a net capital loss carryforward totaling $93,411,000 which may be used to offset capital gains realized during subsequent years through 2005 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending August 31, 2000, the recognition of capital losses totaling $1,513,000 which were realized during the period November 1, 1998 through August 31, 1999. The cost of portfolio securities for book and federal income tax purposes was $1,564,042,000 at August 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $5,863,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income (asset-based); and 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333 (income-based). During the year, CRMC reduced the management fees by $471,000 to reimburse the fund for certain distribution expenses.

     DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were limited to $4,671,000. Had no limitation been in effect, the fund would have paid $5,086,000 in distribution expenses under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $722,000

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,880,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $961,000.

     DEFERRED TRUSTEES FEES -   Trustees who are unaffiliated with CRMC may
elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Trustees, were $74,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.    INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities of $1,231,000 and $1,047,000, respectively, during the year ended August 31, 1999.

     As of August 31, 1999, accumulated net realized loss on investments was $93,411,000 and additional paid-in capital was $1,668,135,000.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $30,000 includes $34,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios
                                                        Year Ended August 31
                                                   1999              1998    1997

Net Asset Value, Beginning of Year               $13.56           $13.42  $13.26
                                              ----------    ------------ ----------
 Income From Investment Operations:
  Net investment income                             .76              .83     .86
  Net gains or losses on securities (both
   realized and unrealized)                        (.55)             .17     .15
                                              ----------    ------------ ----------
   Total from investment operations                 .21             1.00    1.01
                                              ----------     ----------- ---------
 Less Distributions:
  Dividends (from net investment income)           (.76)            (.86)   (.85)
                                              ----------     ----------- ---------
   Total distributions                             (.76)            (.86)   (.85)
                                              ----------     ----------- ---------
Net Asset Value, End of Year                     $13.01           $13.56  $13.42
                                              ==========      ========== ========

Total Return (1)                                   1.54%            7.68%   7.83%

Ratios/Supplemental Data:
 Net assets, end of year(in millions)            $1,535           $1,459  $1,338
 Ratio of expenses to average net assets       .75% (2)         .76% (2)    .82%
 Ratio of net income to average net assets         5.69%            6.09%   6.40%
 Portfolio turnover rate                          70.19%           79.19%  41.55%



                                                    1996             1995   1994

Net Asset Value, Beginning of Year               $13.52           $13.38  $14.64
                                              ----------       --------- ---------
 Income From Investment Operations:
  Net investment income                             .88              .93     .95
  Net gains or losses on securities (both
   realized and unrealized)                        (.27)             .13   (1.20)
                                              ----------       --------- ---------
   Total from investment operations                 .61             1.06    (.25)
                                              ----------       --------- ---------
 Less Distributions:
  Dividends (from net investment income)           (.87)            (.92)   (.94)
                                              ----------       --------- ---------
   Total distributions                             (.87)            (.92)   (.94)
                                              ----------       --------- ---------
Net Asset Value, End of Year                     $13.26           $13.52  $13.45
                                               ========          ======= =======

Total Return (1)                                   4.63%            8.33%(1.80%)

Ratios/Supplemental Data:
 Net assets, end of year(in millions)            $1,429           $1,501  $1,626
 Ratio of expenses to average net assets           .80%             .78%    .83%
 Ratio of net income to average net assets         6.53%            6.96%   6.79%
 Portfolio turnover rate                          48.25%           71.91%  52.94%



(1)  Excludes maximum sales charge of 4.75%.
(2) Had CRMC not waived management services fees, the fund's expense ratio would have been .78% for the fiscal year ended August 31, 1999 and .79% for the fiscal year ended August 31, 1998.


Independent Auditors' Report
To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

     We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "fund"), including investment portfolio, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
September 30, 1999

Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 20% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the fiscal year and not a calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2000 to determine the calendar year amounts to be included on their respective 1999 tax returns. Shareholders should consult their tax advisers.

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[photo:  American flag]

As a shareholder in Intermediate Bond Fund of America, you are also a member of The American Funds Group,(r) the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

* A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

[photo:  globe]

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS

Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS

Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-Specific Tax-Exempt Funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR INVESTMENT DEALER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. YOUR INVESTMENT DEALER CAN ALSO GIVE YOU A COPY OF A PORTFOLIO FOR EVERY INVESTOR.

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE,
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of senior
living communities)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting (financial
management consulting firm)

ABNER D. GOLDSTINE, Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief
Executive Officer, AECOM Technology Corporation
(architectural engineering)

OTHER OFFICERS

JOHN H. SMET, Los Angeles, California
President of the fund
Vice President, Capital Research and
Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

HERBERT HOOVER III, a Trustee since 1987, has retired from the Board. The Trustees thank him for his many contributions to the fund.

[Begin Sidebar]
This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
[End Sidebar]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

Printed on recycled paper
Litho in USA SG/GRS/4250
Lit. No. IBFA-011-1099